================================================================================

                       MINERAL PROPERTY PURCHASE AGREEMENT
                    AMENDMENT TO AGREEMENT DATED JULY 3, 2003


                  THIS AGREEMENT dated for reference January 24, 2005.


BETWEEN:

                  PETER FLUECK, 18912 121ST Avenue N.W., Edmonton, Alberta, T5V 1R3;

                  (the "Vendor")

                                                              OF THE FIRST PART

AND:

                  BROOKMOUNT EXPLORATION INC., a body corporate, duly incorporated under the laws of the State of Nevada and having its head office at 1400 - 400 Burrard Street, Vancouver, British Columbia, V6C 3G2;

                  ("Brookmount")

                                                             OF THE SECOND PART

W H E R E A S :

A. By an agreement dated July 3, 2003, the Vendor agreed to sell a 100% interest in the Ahui Grande mineral property to Brookmount;

B. Due to fluctuations in the exchange rate between Canadian and United States dollars, the Vendor and Brookmount have agreed to amend the Agreement upon the terms located in Ahuigrande Parish, Comas District, Concepcion Province of the Department of Junin, Peru which property is more particularly described in Schedule "A" attached hereto which forms a material part hereof (collectively, the "Concessions");

B. The Vendor has agreed to sell and Brookmount has agreed to purchase a 100% right, interest and title in and to the Concessions upon the terms and conditions hereinafter set forth;

                  NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and provisos herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

as set forth below;

                  NOW THEREFORE IN CONSIDERATION of the payment of TEN DOLLARS ($10.00) by each party to the other, the receipt and sufficiency of which is hereby acknowledged, and other good and valuable consideration, including the premises, mutual covenants and agreements herein contained, the parties hereto agree to amend the Agreement as follows:

1. Paragraph 3 of the Agreement be and is hereby deleted in their entirety and replaced with the following:

         "3.               SALE OF CONCESSIONS

                           The Vendor hereby sells, grants and devises to Brookmount a 100% undivided right, title and interest in and to the Concessions in consideration of Brookmount paying $22,500 to the Vendor and issuing 5,000,000 shares of restricted common stock in its capital to the individuals listed in Schedule "B" to this Agreement upon closing of this Agreement."

2. Paragraph 4.1 and 4.2 of the Agreement be and are hereby deleted in their entirety and replaced with the following:

         "4.1 The sale and purchase of the interest in the Concessions shall be closed at 10:00 A.M. on February 2, 2005 at the offices of Gregory S. Yanke Law Corporation, 200 - 675 West Hastings Street, Vancouver, British Columbia, or such other place and time acceptable to both parties (the "Closing").

         4.2 At Closing, Brookmount shall be obligated to deliver to the Vendor certificates representing 5,000,000 shares of restricted common stock in its capital registered in accordance with Schedule "B" hereto and a cheque for $22,500."

3. Schedule B of the Agreement be and is hereby deleted in their entirety and replaced with the following:

                                  SCHEDULE "B"
                                  ------------

Brookmount Explorations Inc. shall issue the 5,000,000 shares of restricted common stock in its capital in connection with its purchase of the Concessions as follows:


                    Name of Shareholder                      Number of Shares
                    -------------------                      ----------------

                    Peter Flueck                                 2,900,000
                    Zaf Sungur                                   1,050,000
                    Victor Stillwell                             1,050,000

4. All of the terms and conditions of the Agreement, except as amended or modified hereby, remain in full force and effect.

IN WITNESS WHEREOF this Agreement has been executed as of the day and year first above written.


                                                    BROOKMOUNT EXPLORATIONS INC.

                                                    PER:
---------------------------                         ---------------------------
PETER FLUECK                                         Authorized Signatory